UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2017

HILL-ROM HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Prudential Plaza Suite 4100 Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 819-7200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 10, 2017, Hill-Rom Holdings, Inc. (the “Corporation”) issued a press release announcing preliminary financial results for its fiscal first quarter ending December 31, 2016.  A copy of this press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.

On January 10, 2017, the Corporation issued a press release announcing its entry into a definitive agreement with Mortara Instrument, Inc. (“Mortara”) to purchase all of the issued and outstanding shares of Mortara for $330 million (the “Mortara Acquisition”). A copy of the Corporation’s press release relating to the Mortara Acquisition is furnished and attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Members of the Corporation’s management team expect to discuss the Mortara Acquisition with investors and analysts beginning on January 10, 2017 in connection with the Corporation's previously announced participation in the J.P. Morgan Annual Healthcare Conference in San Francisco. A copy of materials relating to the Mortara Acquisition will be posted to the Corporation’s own website at http://ir.hill-rom.com and is furnished and attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On January 9, 2017, Welch Allyn, Inc. (“Welch Allyn”), a wholly-owned subsidiary of the Corporation, entered into a definitive agreement (the “Purchase Agreement”) with Mortara with respect to the Mortara Acquisition.  Mortara, designs, develops and manufactures diagnostic cardiology and patient monitoring solutions that serve clinicians and improve patient outcomes, worldwide.

Consummation of the Mortara Acquisition is subject to customary closing conditions.  Welch Allyn’s obligation to consummate the Mortara Acquisition is not subject to any condition related to the availability of financing.  The Purchase Agreement contains customary termination rights for Welch Allyn and Mortara and is subject to termination if the transaction is not completed on or before April 9, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1
Press release of Hill-Rom Holdings, Inc., dated January 10, 2017 entitled “Hill-Rom Announces Preliminary Fiscal First Quarter Financial Results and Reaffirms 2017 Full-Year Adjusted Earnings Guidance”

Exhibit 99.2	Press release of Hill-Rom Holdings, Inc., dated January 10, 2017 entitled “Hill-Rom to Acquire Mortara Instrument, Inc., a Leader in Diagnostic Cardiology and Patient Monitoring Technology”
Exhibit 99.3	Mortara Acquisition Website Materials, dated January 10, 2017

The press releases may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.

DATE: January 10, 2017	BY:	/s/ Deborah Rasin
Deborah Rasin
Senior Vice President
Chief Legal Officer and Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release of Hill-Rom Holdings, Inc., dated January 10, 2017 entitled “Hill-Rom Announces Preliminary Fiscal First Quarter Financial Results and Reaffirms 2017 Full-Year Adjusted Earnings Guidance”

99.2	Press release of Hill-Rom Holdings, Inc., dated January 10, 2017 entitled “Hill-Rom to Acquire Mortara Instrument, Inc., a Leader in Diagnostic Cardiology and Patient Monitoring Technology”
99.3	Mortara Acquisition Website Materials, dated January 10, 2017